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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 AUGUST 10, 2000
                Date of Report (Date of earliest event reported)



                          CREDENCE SYSTEMS CORPORATION
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               (Exact name of registrant as specified in charter)



       DELAWARE                      0-22366                    94-2878499
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)




 215 FOURIER AVENUE, FREMONT, CALIFORNIA                   94539
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (510) 657-7400
                                                    -------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

     On August 10, 2000, Registrant issued a press release reporting the financial results for its third fiscal quarter ended July 31, 2000.

     On August 10, 2000, Registrant issued a press release announcing the planned redemption of its 5-1/4% Convertible Subordinated Notes due 2002.


ITEM 7. EXHIBITS

     A copy of the Registrant's press release announcing its financial results for the first quarter ended January 31, 1999 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     On August 10, 2000, Registrant issued a press release announcing the planned redemption of its 5-1/4% Convertible Subordinated Notes due 2002.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CREDENCE SYSTEMS CORPORATION
                                          ----------------------------
                                          (Registrant)

Date:  August 10, 2000                    By  /S/ DENNIS P. WOLF
                                            ---------------------------------
                                            Name:   Dennis P. Wolf
                                            Title:  Chief Financial Officer